Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF LETTER AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, Inland Real Estate Acquisitions, Inc., an Illinois corporation, (“Assignor”), hereby assigns to IREIT Layton Pointe, L.L.C., a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest as a party to that certain Letter Agreement dated June 24, 2014 (as amended, the “Purchase Agreement”) by and between Assignor, as the buyer, and Layton Pointe, L.C., a Utah limited liability company, and Eagle Pointe Financial Group, Inc., a Utah corporation, collectively as the seller, with respect to the purchase and sale of certain real property and improvements listed on Exhibit A attached hereto and as further described in the Purchase Agreement (“Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property; provided, however, Assignor agrees to remain liable under the Purchase Agreement as if Assignor is still a party to such Purchase Agreement.

This Assignment is effective as of the 4th day of August, 2014.

ASSIGNOR:	Inland Real Estate Acquisitions, Inc., an Illinois corporation

	By:	/s/ Lou Quilici
	Name:	Lou Quilici
	Its:	SRVP

ASSIGNEE:	IREIT Layton Pointe, L.L.C., a Delaware Limited liability company

	By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

		By:	/s/ Marcia L. Grant
		Name:	Marcia L. Grant
		Its:	Assistant Secretary

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1

All of Lot 1, HARRIS POINTE SUBDIVISION, LAYTON CITY, according to the Official Plat thereof, recorded in the Office of the County Recorder of DAVIS County, State of Utah.

Tax Parcel No. 09-371-0001

PARCEL 5

BEGINNING ON THE NORTH LINE OF ANTELOPE DRIVE AT A POINT THAT IS NORTH 89º55'10" EAST 1851.10 FEET AND NORTH 00º10'30" EAST 46.67 FEET FROM THE SOUTHWEST CORNER OF SECTION 8, TOWNSHIP 4 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN; AND RUNNING THENCE NORTH 00º10'30" EAST 211.92 FEET; THENCE NORTH 89º55'10" EAST 148.06 FEET; THENCE SOUTH 00º10'30" WEST 211.92 FEET TO SAID NORTH LINE OF ANTELOPE DRIVE; THENCE SOUTH 89º55'10" WEST 148.06 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

Tax Parcel No. 09-036-0061

PARCEL 6

BEGINNING ON THE NORTH LINE OF ANTELOPE DRIVE AT A POINT THAT IS NORTH 89º55'10" EAST 1832.60 FEET AND NORTH 00º10'30" EAST 46.67 FEET FROM THE SOUTHWEST CORNER OF SECTION 8, TOWNSHIP 4 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN; THENCE NORTH 00º10'30" EAST 70.00 FEET; THENCE SOUTH 89º49'30" EAST 18.50 FEET; THENCE SOUTH 00º10'30" WEST 69.92 FEET TO THE NORTH LINE OF SAID ANTELOPE DRIVE; THENCE SOUTH 89º55'10" WEST 18.50 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

Tax Parcel No. 09-036-0062